UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003

                        PAXSON COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                          1-13452              59-3212788
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(State or other jurisdiction of     (Commission File Number)     IRS Employer
        incorporation)                                        Identification No.

            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

( c ) Exhibits.  The following item is furnished as an Exhibit to this Report:

99-1 Press release dated March 25, 2003 announcing the Registrant's fourth quarter and full year 2002 financial results.


ITEM 9. REGULATION FD DISCLOSURE

     On March 25, 2003, the Registrant announced its fourth quarter and full year 2002 financial results. The Registrant also announced that it will be restating its quarterly financial results for 2002 in order to correct an accounting matter with respect to deferred tax adjustments resulting from the Company's adoption of SFAS No. 142, "Goodwill and Other Intangible Assets." The Registrant has furnished the press release announcing these events as Exhibit 99-1 to this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PAXSON COMMUNICATIONS CORPORATION
                                         (Registrant)



                                         By: /s/ Thomas E. Severson, Jr.
                                         -------------------------------------
                                         Thomas E. Severson, Jr.
                                         Senior Vice President
                                         Chief Financial Officer and Treasurer

Date: March 26, 2003

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